                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     February 22, 1999
                                                 -------------------------------

                           Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


      Delaware                1-7182                          13-2740599
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(State or Other            (Commission                     (I.R.S. Employer
 Jurisdiction of            File Number)                    Identification No.)
 Incorporation)

 World Financial Center, North
 Tower, New York, New York                                     10281-1332
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(Address of Principal                                          (Zip Code)
 Executive Offices)

 Registrant's telephone number, including area code:       (212) 449-1000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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Item 5.  Other Events
---------------------

Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of December 25, 1998 for Merrill Lynch & Co., Inc. and subsidiaries. Also filed herewith is a statement setting forth the computation of certain financial ratios for the periods presented.



Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits
----------------------------------------------------------------------------

     (c)  Exhibits
          --------

          (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

          (99)   Additional Exhibits

                 (i) Preliminary Unaudited Consolidated Balance Sheet as of December 25, 1998

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              MERRILL LYNCH & CO., INC.
                                           -------------------------------
                                                    (Registrant)



                                           By: /s/ E. Stanley O'Neal
                                              ----------------------------
                                                   E. Stanley O'Neal
                                                   Executive Vice President
                                                   and Chief Financial Officer


Date:  February 22, 1999

                                       3
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                                 EXHIBIT INDEX
                                 -------------



  Exhibit No.    Description                                               Page
  ----------     -----------                                               ----

     (12)        Computation of Ratios of Earnings to Fixed Charges and      5
                 Combined Fixed Charges and Preferred Stock Dividends

     (99)        Additional Exhibits

                 (i) Preliminary Unaudited Consolidated Balance Sheet       6-7
                     as of December 25, 1998

                                       4